Subsequent Events	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Subsequent Events

9.Subsequent Events

(a)	Series C Preferred Stock Dividend: On July 14, 2022, the Company paid a dividend on its Series C preferred stock, amounting to $240. On September 19, 2022, the Company’s Board of Directors declared a cash dividend of $240 to the Company’s Series C preferred stock holders for the period from July 15, 2022 to October 14, 2022, which is payable on October 17, 2022.
(b)	Dividend to common stock and Class A warrants’ holders: On July 27, 2022, the Company’s Board of Directors declared a cash dividend of $0.01 per share for the second quarter ended June 30, 2022, to its’ common stock holders of record August 12, 2022. The Company had 29,829,092 shares of common stock issued and outstanding on the record date (August 12, 2022). Holders of the Company’s Class A warrants as of August 12, 2022 received a cash payment in the amount of $0.01 for each common share that such holder would be entitled to receive upon exercise of their Class A Warrants. As of record date August 12, 2022, there were Class A Warrants exercisable for an aggregate of 14,474,000 common shares. On August 31, 2022, the Company paid a dividend of $299 on common stock and of $144 on Class A warrants holders of record August 12, 2022, amounting to $443 in aggregate.
(c)	Receipt of Nasdaq Notice: On September 6, 2022, the Company was granted an additional 180-day period from the Nasdaq Stock Market, through March 6, 2023, to regain compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market. The Company can cure this deficiency if the closing bid price of its common stock is $1.00 per share or higher for at least ten consecutive business days during the grace period. During this time, the Company’s common stock will continue to be listed and trade on the Nasdaq Capital Market.
(d)	Vessel Delivery and Issuance of Preferred Stock: On September 20, 2022, the Company took delivery of the M/V Baltimore. On September 21, 2022 the Company paid the remaining of the purchase price (i.e. $17,600) in 25,000 shares of its newly issued 7.0% Series D convertible perpetual preferred shares. The Series preferred stock has a cumulative preferred dividend accruing at the rate of 7.0% per annum, contains a $1,000 liquidation preference and is convertible into common shares at any time at the holder’s option commencing upon the first anniversary of the original issue date, at a conversion price equal to the 10-trading day trailing VWAP of the Company’s common shares, subject to certain adjustments. As part of this transaction, the Company also entered into an agreement with Diana Shipping, providing the right to Diana Shipping to request that the Company effects a listing of the Series D Preferred Stock, provided that Diana Shipping then owns at least a majority of the outstanding shares of the Company’s Series D Preferred Stock. This listing right expires upon the earlier of (i) the date on which Diana Shipping is no longer the registered owner of any shares of the Company’s Series D Preferred Stock and (ii) the second anniversary of September 21, 2022 (original issuance date of Series D Preferred Stock).
(e)	Series D Preferred Stock Dividend: On September 27, 2022, the Company’s Board of Directors declared a cash dividend of $117 to the Company’s Series D preferred stock holders for the period from September 21, 2022 to October 14, 2022, which is payable on October 17, 2022.

OceanPal Inc. Predecessors
Subsequent Events

8.Subsequent Events

Protefs: On September 23, 2021, the sentencing hearing of the Protefs case took place (Note 4(b)). The judge formally accepted the DWM’s guilty pleas, adjudged DWM guilty and imposed the agreed upon sentence of a combined fine of $2.0 million, a total special assessment and a four year term of probation.